Exhibit 10.2

Execution Copy

INDENTURE SUPPLEMENT

This INDENTURE SUPPLEMENT, dated June 24, 2015 (this “Supplement”), by and among Marriott Vacations Worldwide Owner Trust 2011-1, as issuer (the “Issuer”), Marriott Ownership Resorts, Inc. (“MORI”), as servicer (the “Servicer”), Wells Fargo Bank, National Association, as indenture trustee (the “Indenture Trustee”) and as back-up servicer (the “Back-Up Servicer”), Deutsche Bank AG, New York Branch, as administrative agent, and the Conduits, Alternate Purchasers, Funding Agents and Non-Conduit Committed Purchasers signatory hereto (collectively, the “Transaction Parties”).

RECITALS

WHEREAS, the Transaction Parties desire to amend the Third Amended and Restated Indenture and Servicing Agreement, dated as of September 1, 2014 (the “Indenture”), by and among the Issuer, the Servicer, the Indenture, Trustee and the Back-Up Servicer, in the manner set forth herein.

WHEREAS, the Indenture may be amended by the parties thereto with the consent of the Majority Facility Investors;

WHEREAS, the undersigned Conduits, Alternate Purchasers, Funding Agents and Non-Conduit Committed Purchasers constitute 100% of the Conduits, Alternate Purchasers, Funding Agents and Non-Conduit Committed Purchasers; and

WHEREAS, terms used herein but not otherwise defined shall have the meanings set forth in the Third Amended and Restated Standard Definitions attached as Annex A to the Indenture.

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.01.   Supplement to the Indenture

Section 6.03 of the Indenture shall be amended by adding the following clause (f) thereto:

“(f) Notwithstanding anything to the contrary set forth in this Indenture, the Indenture Trustee shall not sell or otherwise liquidate the Trust Estate following an Event of Default without the consent of Holders of 100% of the Notes which are Outstanding if the proceeds of such sale or liquidation would be less than all amounts due and owing under the Notes or otherwise payable to Noteholders under the Facility Documents.”

Section 2.01.   Representations and Warranties

Each of the Issuer and MORI represents and warrants to each of the other Transaction Parties that:

(a)	it is duly organized, validly existing and is in good standing under the laws of the jurisdiction of its organization;

(b)	the execution, delivery and performance by it of this Supplement have been duly authorized; and

(c)

this Supplement is binding upon it and is legally enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or equitable principles relating to enforceability.

Section 2.02.   References in all Transaction Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Supplement, the parties agree that the provisions herein shall govern.

Section 2.03.   Counterparts.

This Supplement may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 2.04.   Governing Law.

THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE TRANSACTION PARTIES SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.05.   Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Supplement and shall in no way affect the validity or enforceability of the other provisions of this Supplement.

Section 2.06.   Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved.

2

Section 2.07.   Successors and Assigns.

This Supplement shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns.

Section 2.08   No Bankruptcy Petition.

(a)       Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Related Commercial Paper or other indebtedness of a Conduit, it will not institute against, or join any other Person in instituting against a Conduit any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States or any other jurisdiction with authority over such Conduit. The provisions of this Section 2.08(a) shall survive the termination of this Agreement.

(b)       Each party hereto hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes and Exchange Notes, it will not institute against, or join any other Person in instituting against the Issuer or the Seller any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the laws of the United States or any state of the United States. The provisions of this Section 2.08(b) shall survive the termination of this Agreement.

[Signature pages follow]

3

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers of the day and year first above written.

MARRIOTT VACATIONS WORLDWIDE
OWNER TRUST 2011-1, as Issuer

By:	Wilmington Trust, National Association, not individually, but solely in its capacity as Owner Trustee

By:	/s/ Rachel L. Simpson
Name: Rachel L. Simpson
Title: Assistant Vice President

Address for notices:
c/o Wilmington Trust, National Association
1100 North Market Street
Wilmington, Delaware 19801

Attention: Rachel L. Simpson
Telephone Number: (302) 636-6128
Facsimile Number: (302) 636-4140

MARRIOTT OWNERSHIP RESORTS, INC., as Servicer

By:	/s/ Joseph J. Bramuchi
Name: Joseph J. Bramuchi
Title: Vice President

Address for notices:
6649 Westwood Boulevard
Orlando, Florida 32821

Attention: General Counsel
Telephone: (407) 206-6000
Facsimile: (407) 513-6680

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and Back-Up Servicer

By:	/s/ Jennifer C. Westberg
Name: Jennifer C. Westberg
Title: Vice President

Address for notices:

Wells Fargo Bank, National Association
MAC N9311-161
Sixth Street & Marquette Avenue
Minneapolis, Minnesota 55479

Attention: Corporate Trust
Services/Asset-Backed Administration
Facsimile Number: (612) 667-3539
Telephone Number: (612) 667-8058

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Administrative Agent

By:	/s/ Daniel Gerber
Name: Daniel Gerber
Title: Director

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

MOUNTCLIFF FUNDING LLC
as Conduit

By:	/s/ Josh Borg
Name: Josh Borg
Title: Authorized Signatory

Address for notices:
20 Gates Management LLC
30 Irving Place, 2nd Floor
New York, NY 10003

Attention: Vidrik Frankfather
Telephone: (212) 295-4146
Facsimile: (212) 295-3785

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
as Alternate Purchaser

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Authorized Signatory

By:	/s/ Jason D. Muncy
Name: Jason D. Muncy
Title: Authorized Signatory

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Conduits and Credit Products Group
Telephone: (212) 325-6688
Facsimile: (212) 325-4599

CREDIT SUISSE AG, NEW YORK BRANCH
as Funding Agent

By:	/s/ Patrick J. Hart
Name: Patrick J. Hart
Title: Vice President

By:	/s/ Jason Muncy
Name: Jason Muncy
Title: Vice President

Address for notices:
Eleven Madison Avenue
New York, NY 10010

Attention: Conduits and Credit Products Group
Telephone: (212) 325-6688
Facsimile: (212) 325-4599

SUNTRUST BANK
as Non-Conduit Committed Purchaser

By:	/s/ Michael Peden
Name: Michael Peden
Title: Vice President

Address for notices:
3333 Peachtree Street NE
10th Floor East
Atlanta, Georgia 30326

Attention: Kayla Williams and David Morley
Telephone: (404) 926-5475
Facsimile: (404) 495-2171

DEUTSCHE BANK AG, NEW YORK BRANCH
as Non-Conduit Committed Purchaser

By:	/s/ Daniel Gerber
Name: Daniel Gerber
Title: Director

By:	/s/ Robert Sheldon
Name: Robert Sheldon
Title: Managing Director

Address for notices:
60 Wall Street
New York, New York 10005

Attention: Mary Conners
Telephone: (212) 250-4731
Facsimile: (212) 797-5300

BANK OF AMERICA, N.A.
as Non-Conduit Committed Purchaser

By:	/s/ Robert R. Wood
Name: Robert R. Wood
Title: Director

Address for notices:
Bank of America, National Association
214 North Tryon Street, 15th Floor
NC1-027-15-01
Charlotte, North Carolina 28255
Attention: Securitization Finance Group c/o Robert Wood / Christen Picoli
Telephone: 980-388-5938 / 980-388-8138

WELLS FARGO CAPITAL FINANCE, LLC
as Non-Conduit Committed Purchaser

By:	/s/ Ajay Jagsi
Name: Ajay Jagsi
Title: Vice President

Address for notices:
14241 Dallas Parkway, Suite 1300
Dallas, Texas 75254

Attention: Ajay Jagsi
Telephone: (972) 361-7220
Facsimile: (866) 719-9124